UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 16, 2010


                              KOPR RESOURCES CORP.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      333-164908                41-2252162
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)

                                 670 Kent Avenue
                                Teaneck, NJ 07666
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (201) 410-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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                           CURRENT REPORT ON FORM 8-K

                              KOPR RESOURCES CORP.

                                 APRIL 16, 2010


ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On April 16, 2010, Guo Yuying was elected to the board of directors of Kopr Resources Corp. (the "Company") by action of the sole stockholder and sole director of the Company. Ms. Yuying will serve until the next annual meeting of stockholders or until her successor has been elected and qualified or until her earlier resignation or removal.

Ms. Yuying has no direct or indirect material interest in any contract or transaction in which the Company is a participant.

BUSINESS EXPERIENCE

Ms. Yuying is a director of the Company. From August 2005 to July 2009, she attended Peking University. Ms. Yuying received her Bachelor's degree in mathematics and was enrolled in the Yuanpei Honor Program. From July 2009 until now, Ms. Yuying has been an independent business consultant. Her experience includes working with management of public and privately-held companies to maximize productivity as well as general corporate matters. Ms. Yuying has experience in various industries including agriculture, textile, and new media.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 16, 2010                   KOPR RESOURCES CORP.


                                       By: /s/ Andrea Schlectman
                                           -------------------------------------
                                           Andrea Schlectman
                                           President and Chief Executive Officer


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